                                                                   Exhibit 10.1

                               EIGHTH AMENDMENT
                               WITH RESPECT TO
                           NOTE PURCHASE AGREEMENT



         THIS EIGHTH AMENDMENT WITH RESPECT TO NOTE PURCHASE AGREEMENT is entered into as of March 6, 2002 among HERCULES INCORPORATED, a Delaware corporation (the "Company"), which is successor to BetzDearborn Inc. ("BetzDearborn") under the Note Agreement referred to below, PUTNAM FIDUCIARY TRUST COMPANY ("Putnam"), in its capacity as successor Trustee (the "Trustee") of The BetzDearborn Inc. Employee Stock Ownership and 401(k) Trust (the "ESOT") of the BetzDearborn Inc. Employee Stock Ownership and 401(k) Plan (the "Plan"), the undersigned subsidiaries of the Company and THE PRUDENTIAL INSURANCE COMPANY OF AMERICA ("Prudential").

                             W I T N E S S E T H:

         WHEREAS, BetzDearborn adopted the Betz Laboratories, Inc. Employee Stock Ownership Plan (the "Plan") effective January 1, 1989, changed the name of the Plan to the name shown above and most recently amended and restated the Plan effective January 1, 1994; and

         WHEREAS, pursuant to the Plan and effective January 1, 1989, BetzDearborn entered into an Agreement of Trust with Mellon Bank, N.A. ("Mellon") as trustee ("Trustee"), thereby establishing the ESOT; and

         WHEREAS, as of June 19, 1989, the ESOT and BetzDearborn entered into a Note Purchase Agreement with Prudential whereby the ESOT sold and Prudential purchased $100,000,000 principal amount of the ESOT's Notes (guaranteed by BetzDearborn), approximately $75,461,000 of which are still outstanding and held by Prudential, which Note Purchase Agreement was amended by a First Amendment thereto as of June 25, l996 and a Second Amendment thereto as of June 25, 1998 and which was supplemented and amended by a Consent and Waiver and Assumption (the "Consent and Assumption") effective October 15, 1998 executed by and among BetzDearborn, the Company and Prudential and further amended by a Third Amendment and Assumption Agreement (the "Third Amendment") dated as of December 31, 1998 executed by and among BetzDearborn, the Company and Prudential, a Fourth Amendment dated as of April 19, 1999 among the parties hereto, a Fifth Amendment dated as of July 26, 2000 among the parties thereto, a Sixth Amendment dated as of November 14, 2000 among the parties hereto and a Seventh Amendment dated as of July 17, 2001 among the parties hereto (as so amended and supplemented by said Amendments and the Consent and Assumption being herein called the "Note Agreement"); and

         WHEREAS, as of October 1, 1992, BetzDearborn removed Mellon as Trustee, appointed Putnam as successor Trustee and amended and restated the foregoing Agreement of Trust, retitling it as "Trust Agreement for Betz Laboratories Inc. Employee Stock Ownership and 401(k) Plan," and continued the ESOT with the successor Trustee; and

         WHEREAS, pursuant to an Agreement and Plan of Merger dated as of July 30, 1998 among the Company, Water Acquisition Co. and BetzDearborn, BetzDearborn became a wholly-owned subsidiary of the Company on October 15, 1998 (the "Merger"); and

         WHEREAS, pursuant to the Consent and Amendment and the Third Amendment (i) the Company has assumed all of the obligations of BetzDearborn under the Note Agreement and in respect of the ESOT Notes and BetzDearborn has been released from all such obligations (except insofar as BetzDearborn shall have obligations as a Guarantor under the Note Agreement), and (ii) the Company has succeeded to, and been substituted for, and is entitled to exercise every right and power of, "the Company" under the Note Agreement; and

         WHEREAS, the parties hereto desire to amend certain provisions of the Note Agreement, as provided for herein.

         NOW, THEREFORE, in consideration of the foregoing premises and mutual covenants and agreements contained herein, the parties hereto agree as follows:

SECTION 1.        AMENDMENTS TO NOTE AGREEMENT

         (a) Subparagraph 5.2(b)(ii)(C) of the Note Agreement is hereby amended and restated in its entirety to read as follows:

                  (C) if such transaction is a sale, lease or other disposition of assets, (w) such transaction is not an Asset Disposition, (x) such transaction is an Asset Disposition of the Resins Division or FiberVision, (y) such transaction is an Asset Disposition and is the BetzDearborn Sale or (z) the aggregate value of the assets sold, leased or disposed of in such transaction, when added to the aggregate value of all assets sold, leased or disposed of in all transactions permitted by this clause (z) at any time after the Sixth Amendment Effective Date, does not exceed $50,000,000.

         (b) Subparagraph 5.2(b)(iii) of the Note Agreement is hereby amended and restated in its entirety to read as follows:

                  (iii) In connection with any Asset Disposition consummated while the Notes are outstanding (including for such purpose the issuance of direct or indirect equity interests in FiberVisions or the Resins Division or their respective assets or the BetzDearborn Sale), no later than two (2) Business Days prior to such Asset Disposition, the holders of the Notes shall have received a certificate of a Responsible Officer of the Company specifying the anticipated or actual date of such Asset Disposition, briefly describing the assets to be sold or otherwise disposed of and setting forth the net book value of such assets, the aggregate consideration and the Net Cash Proceeds to be received for such assets in connection with such Asset Disposition, and thereafter the Credit Parties shall, within the period of 180 days following the consummation of such Asset Disposition, apply (or cause to be applied) an amount equal to the Net Cash Proceeds of such Asset Disposition to prepay the Loans under the Credit Agreement and make the offers to prepay the Notes in the manner specified in subparagraph 5.2(n).

         (c) Subparagraph 5.2(d)(i) of the Note Agreement is hereby amended and restated in its entirety to read as follows:

                  (i) Leverage Ratio. It will not permit, as of the last day of any fiscal quarter, the Leverage Ratio to exceed the ratio set forth below for the applicable period:

                                                                                   Maximum Leverage
                                     Period                                          Coverage Ratio
                                     ------                                        ----------------
         October 1, 2000 through June 30, 2001                                         4.75 to 1.0
         July 1, 2001 through September 30, 2001                                       5.25 to 1.0
         October 1, 2001 through December 31, 2001                                     5.00 to 1.0
         January 1, 2002 through March 31, 2002                                        4.75 to 1.0
         April 1, 2002 through June 30, 2002                                           4.50 to 1.0
         July 1, 2002 and thereafter                                                   4.25 to 1.0

Notwithstanding the foregoing, during the BetzDearborn Sale Period (and, with respect to any relevant period ending prior to the BetzDearborn Sale Effective Date only, from and after the BetzDearborn Sale Effective Date), the applicable maximum Leverage Ratio for the fiscal quarter periods ending as of March 31, 2002 and June 30, 2002 shall be 5.50 to 1.0. Upon expiration of the BetzDearborn Sale Period without the BetzDearborn Sale Effective Date having occurred, if the Credit Parties were not in compliance with the covenant levels set forth in the table above for the applicable periods, then an Event of Default shall exist.

         (d) Subparagraph 5.2(d)(iii) of the Note Agreement is hereby amended and restated in its entirety to read as follows:

                  (iii) Interest Coverage Ratio. It will not permit, as of the last day of any fiscal quarter, the Interest Coverage Ratio to be less than the ratio set forth below for the applicable period:

                                                                                   Minimum Interest
                                 Period                                              Coverage Ratio
                                 ------                                            ----------------
         October 1, 2000 through June 30, 2001                                         1.75 to 1.0
         July 1, 2001 through September 30, 2001                                       1.65 to 1.0
         October 1, 2001 through December 31, 2001                                     1.75 to 1.0
         January 1, 2002 and thereafter                                                2.00 to 1.0

Notwithstanding the foregoing, during the BetzDearborn Sale Period (and, with respect to any relevant period ending prior to or after the BetzDearborn Sale Effective Date, from and after the BetzDearborn Sale Effective Date), the applicable minimum Interest Coverage Ratio for the fiscal quarter periods ending as of March 31, 2002 and June 30, 2002 shall be 1.75 to 1.0. Upon the expiration of the BetzDearborn Sale Period without the BetzDearborn Sale Effective Date having occurred, if the Credit Parties were not in compliance with the covenant levels set forth in the table above for the applicable periods, then an Event of Default shall exist.

         (e) The first sentence of paragraph 5.2(n) of the Note Agreement is hereby amended and restated in its entirety to read as follows:

                  The Company will not amend, restate or otherwise change or supplement the provisions of subsection 2.6(b)(ii), 2.6(b)(iii), 2.6(b)(iv) or 2.6(b)(v) of the Credit Agreement (as in effect on the Eighth Amendment Effective Date after giving effect to the Fifth Amendment to the Credit Agreement), other than to terminate the same, and it will apply any Net Cash Proceeds from an Asset Disposition (including any BetzDearborn Sale), Permitted Receivables Financing (the consummation of which shall be subject to the prior written consent of the Required Holders), Debt Issuance or Equity Issuance to prepay the Loans under the Credit Agreement in accordance with the terms of said subsection 2.6(b)(ii), 2.6(b)(iii), 2.6(b)(iv) and 2.6(b)(v), as applicable (herein called a "Bank Prepayment").

         (f) Paragraph 12A of the Note Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

                  "BetzDearborn Purchase Agreement": that certain Stock and Asset Purchase Agreement dated as of February 12, 2002 entered into by and among the Company, General Electric Company and Falcon Acquisition Corp, as such agreement may be amended, restated, modified or supplemented from time to time.

                  "BetzDearborn Sale": shall mean the sale of the water business of the Company (i) conducted through the BetzDearborn Division of the Company and (ii) through the Pulp and Paper Division of the Company and its Affiliates, pursuant to the BetzDearborn Purchase Agreement for an aggregate purchase price of approximately $1,800,000,000 in cash, subject to adjustment as provided in such agreement, but resulting in minimum Net Cash Proceeds of $1,600,000,000.

                  "BetzDearborn Sale Effective Date": the date upon which the BetzDearborn Sale is consummated and the Company prepays the Loans (as defined in the Credit Agreement) and the Note Obligations in accordance with the Credit Agreement and paragraph 5.2(n) hereof.

                  "BetzDearborn Sale Period": shall mean the period from the Eighth Amendment Effective Date to the earliest of (i) the date upon which the BetzDearborn Purchase Agreement is terminated, (ii) the BetzDearborn Sale Effective Date and (iii) July 15, 2002.

                  "Eighth Amendment" the Eighth Amendment dated as of March 6, 2002, amending and supplementing this Agreement.

                  "Eighth Amendment Effective Date" the date on which all of the conditions precedent to the effectiveness of the Eighth Amendment are satisfied by the Credit Parties or waived by the Required Holders.

         (g) The definition of "Consolidated EBITDA" in paragraph 12A of the Note Agreement is hereby deleted in its entirety and the following substituted therefor with such amendment to be deemed effective as of December 31, 2001:

                  "Consolidated EBITDA": for any fiscal period, (i) Consolidated Net Income for such period, plus (ii) Consolidated Interest Expense for such period, plus (iii) to the extent deducted in computing such Consolidated Net Income, the sum of (a) taxes, (b) depreciation, (c) amortization, (d) any non-cash charges, (e) for the fiscal quarter ended June 30, 2001 through the fiscal quarter ended June 30, 2002 only, any non-recurring cash charges associated with the restructuring of the Company and its Subsidiaries initiated on or after April 1, 2001 in an aggregate amount not to exceed $50 million,
         (f) for the fiscal quarter ended December 31, 2001 through the fiscal quarter ended December 31, 2002 only, any non-recurring cash charges associated with the reduction-in-force of the Company and its Subsidiaries in an aggregate amount not to exceed $125 million and
         (g) any extraordinary, unusual or non-recurring cash losses or cash charges incurred in connection with (x) the Acquisition in an amount not to exceed $170 million after taxes in the aggregate for all such add-backs pursuant to this subclause (x), and (y) the settlement prior to the Closing Date of certain litigation in an amount not to exceed $63 million after taxes in the aggregate for all such add-backs pursuant to this subclause (y), minus (iv) any extraordinary gains and noncash gains.

         (h) The following paragraph is added as a new paragraph 14N to the Note Agreement to read as follows:

                  14N. Reorganization in Connection with BetzDearborn Sale. In connection with the BetzDearborn Sale and notwithstanding any provision of the Credit Documents to the contrary, the Credit Parties and their subsidiaries may take such intercompany actions as are reasonably necessary to consummate the Reorganization defined in and referred to in the BetzDearborn Purchase Agreement (including without limitation intercompany mergers, liquidations and asset transfers related to separating the Water Business (as defined in the BetzDeaborn Purchase Agreement) from the Company's other businesses); provided, however, that (a) the Credit Parties shall make commercially reasonable efforts to maintain the Collateral Agent's collateral position as of the Eighth Amendment Effective Date (including without limitation by promptly causing any newly formed subsidiaries to execute Guarantor Joinder Agreements and otherwise comply with the terms of paragraph 5.1(j)), and (b) upon the expiration of the BetzDearborn Sale Period without the BetzDearborn Sale Effective Date having occurred, the Credit Parties shall, within 30 days of such expiration (or such longer period of time as the Collateral Agent may reasonably agree to if the Credit Parties are diligently pursuing such actions in good faith) take such actions as are reasonably necessary to put the Collateral Agent in a collateral position that is as good as such collateral position as of the Eighth Amendment Effective Date.

SECTION 2.        ACKNOWLEDGMENT AND AFFIRMATION BY CREDIT PARTIES

         Subject to the release of the Pledged Collateral upon the BetzDearborn Sale Effective Date, each Credit Party affirms the liens and security interests created and granted by it in the Credit Documents (including, but not limited to, the Pledge Agreement, the Security Agreement and the Mortgages) and agrees that this Amendment shall in no manner adversely affect or impair such liens and security interests.

SECTION 3.        REPRESENTATIONS AND WARRANTIES OF CREDIT PARTIES

         In order to induce Prudential to enter into this Amendment, each of the Credit Parties makes the following representations, covenants and warranties which shall survive the execution and delivery of the Credit
Documents:

                  (i) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

                  (ii) This Amendment has been duly executed and delivered by such Credit Party and constitutes such Credit Party's legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited (x) by general principles of equity and conflicts of laws or (y) by bankruptcy, reorganization, insolvency, moratorium or other laws of general application relating to or affecting the enforcement, of creditors' rights.

                  (iii) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Credit Party of this Amendment.

                  (iv) The execution and delivery of this Amendment does not diminish or reduce its obligations under the Credit Documents (including, without limitation, in the case of each Guarantor, such Guarantor's guaranty pursuant to paragraph 6 of the Note Agreement) in any manner, except as specifically set forth herein.

                  (v) Such Credit Party has no claims, counterclaims, offsets, or defenses to the Credit Documents and the performance of its obligations thereunder, or if such Credit Party has any such claims, counterclaims, offsets, or defenses to the Credit Documents or any transaction related to the Credit Documents, the same are hereby waived, relinquished and released in consideration of Prudential's execution and delivery of this Amendment.

                  (vi) The representation and warranties of the Credit Parties set forth in Section 3 of the Third Amendment are true and correct as of the date hereof (except those that relate to an earlier date) and all of the provisions of the Credit Documents, except as amended hereby, are in full force and effect.

                  (vii) Subsequent to the execution and delivery of this Amendment and after giving effect hereto, no unwaived event has occurred and is continuing which constitutes a Default or an Event of Default.

         The Credit Parties hereby incorporate the representations and warranties contained in Section 1 of the Credit Agreement (together with all related defined terms) as in effect on the date hereof (and after giving effect to the Fifth Amendment to Amended and Restated Revolving Credit Agreement, executed on or about the date hereof by the Company, certain subsidiaries of the Company, BetzDearborn Canada, Inc., Bank of America, N.A., Bank of America Canada, and the several banks and financial institutions identified on the signature pages thereto) by reference herein to the same extent as if set forth at length herein (the "Incorporated Provisions") and each hereby makes such representations and warranties (to the knowledge of the Company, when applicable under the Credit Agreement) for the benefit of Prudential as of the date hereof in connection with the execution and delivery of this Amendment; provided, that references in the Incorporated Provisions to "this Agreement" and "Notes" shall be taken as references to the Note Agreement as amended hereby and to the Notes outstanding thereunder. The Company represents and warrants to Prudential that no Default or Event of Default exists under the Note Agreement, both before and after giving effect to the provisions of this Amendment.

SECTION 4.        EFFECTIVENESS OF AMENDMENTS

         The provisions of this Amendment shall become effective upon the execution and delivery of a counterpart of this Amendment by all of the parties hereto and the satisfaction of the following additional conditions precedent:

         (a) Prudential shall have received counterparts of this Amendment, duly executed and delivered by each of the Credit Parties and by the Trustee;

         (b) Prudential shall have received a copy of the duly executed amendment to the Credit Agreement, and the terms of such amendment shall be substantially similar to the terms of this Amendment;

         (c) no Default or Event of Default shall have occurred and be continuing; and

         (c) as of the date of the effectiveness of this Amendment all representations and warranties made by the Company and each other Credit Party in this Amendment and each other Credit Document are true and correct in all material respects.

SECTION 5.        MISCELLANEOUS

         SECTION 5.1. DEFINED TERMS. Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Note Agreement.

         SECTION 5.2. REFERENCES. On and after the effective date of this Amendment, each reference in the Note Agreement and the Notes shall mean and be a reference to the Note Agreement as amended by this Amendment.

         SECTION 5.3. EXPENSES. The Company agrees to pay all reasonable costs and expenses incurred by Prudential in connection with the preparation, execution and delivery of this Amendment, and the consummation of the transactions contemplated hereby, including the reasonable fees and expenses of Prudential's counsel.

         SECTION 5.4. RATIFICATION. The Note Agreement, as amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. Except as expressly modified and amended in this Amendment, all of the terms, provisions and conditions of the Credit Documents shall remain unchanged and in full force and effect.

         SECTION 5.5. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same agreement.

         SECTION 5.6. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

         SECTION 5.7. ENTIRETY. This Amendment, the Note Agreement and the other Credit Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof. The Credit Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.

        IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.


ESOT:                                     BETZDEARBORN INC. EMPLOYEE STOCK
                                            OWNERSHIP AND 401(K) TRUST
                                            ESTABLISHED BY THE BETZDEARBORN
                                            INC. EMPLOYEE STOCK OWNERSHIP AND
                                            401(K) PLAN


                                          By:  PUTNAM FIDUCIARY TRUST
                                               COMPANY as Trustee


                                          By:
                                             ----------------------------------
                                          Name:
                                               --------------------------------
                                          Title:
                                                -------------------------------






PRUDENTIAL:                               THE PRUDENTIAL INSURANCE COMPANY OF
                                            AMERICA

                                          By:
                                             ----------------------------------
                                          Name:
                                               --------------------------------
                                          Title:
                                                -------------------------------


COMPANY:                                  HERCULES INCORPORATED,
                                            a Delaware corporation

                                          By:
                                             ----------------------------------
                                          Name:
                                               --------------------------------
                                          Title:
                                                -------------------------------

SUBSIDIARY GUARANTORS
(LIST CONTINUES ON THE NEXT PAGE):        BETZDEARBORN CANADA, INC.,
                                            an Ontario corporation

                                          HERCULES CREDIT, INC.,
                                            a Delaware corporation
                                          HERCULES FLAVOR, INC.,
                                            a Delaware corporation
                                          WSP, INC.,
                                            a Delaware corporation
                                          AQUALON COMPANY,
                                            a Delaware corporation
                                          HERCULES FINANCE COMPANY,
                                            a Delaware partnership
                                          FIBERVISIONS, L.L.C.,
                                            a Delaware limited liability company
                                          FIBERVISIONS INCORPORATED,
                                            a Delaware corporation
                                          FIBERVISIONS PRODUCTS, INC.,
                                            a Georgia corporation
                                          HERCULES INTERNATIONAL LIMITED,
                                            a Delaware corporation
                                          BETZDEARBORN, INC.,
                                            a Pennsylvania corporation
                                          BETZDEARBORN EUROPE, INC.,
                                            a Delaware corporation
                                          DRC, LTD.,
                                            a Delaware corporation
                                          BL TECHNOLOGIES, INC.,
                                            a Delaware corporation
                                          BLI HOLDINGS CORP.,
                                            a Delaware corporation
                                          HERCULES SHARED SERVICES CORPORATION,
                                            a Delaware corporation
                                          BETZDEARBORN INTERNATIONAL, INC.,
                                            a Pennsylvania corporation

                                          (execution on behalf of the foregoing
                                               Subsidiary Guarantors is on
                                                   the following page)

SUBSIDIARY GUARANTORS
(CONTINUED FROM PREVIOUS PAGE)         ATHENS HOLDINGS, INC.,
                                         a Delaware corporation
                                       HERCULES CHEMICALS INTERNATIONAL, INC.,
                                         a Delaware corporation
                                       BL CHEMICALS INC.,
                                         a Delaware corporation
                                       CHEMICAL TECHNOLOGIES INDIA, LTD.,
                                         a Delaware corporation
                                       COVINGTON HOLDINGS, INC.,
                                         a Delaware corporation
                                       EAST BAY REALTY SERVICES, INC.,
                                         a Delaware corporation
                                       FIBERVISIONS, L.P.,
                                         a Delaware partnership
                                       HERCULES CHEMICAL CORPORATION,
                                         a Delaware corporation
                                       HERCULES COUNTRY CLUB, INC.,
                                         a Delaware corporation
                                       HERCULES EURO HOLDINGS, LLC,
                                         a Delaware limited liability company
                                       HERCULES INTERNATIONAL LIMITED, L.L.C.,
                                         a Delaware limited liability company



                                       By:
                                          ----------------------------------
                                       Name:
                                            --------------------------------
                                       Title:
                                             -------------------------------
                                       for each of the foregoing Subsidiary
                                       Guarantors listed on this page and
                                       the preceding page



                                      15